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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       ----------------------------------


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 19, 2001
                                                          ---------------


                           D.I.Y. Home Warehouse, Inc.
                           ---------------------------
               (Exact name of registrant as specified in charter)

Ohio                            0-21768                    38-2560752
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(State or other                 (Commission                (I.R.S. Employer
jurisdiction of                 File Number)               I.D. No.)
Incorporation)

                    5811 Canal Road, Valley View, Ohio 44125
                    ----------------------------------------
              (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code   216-328-5100
                                                     ------------


                                       N/A
                                       ---
         (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR, IF CHANGED
                               SINCE LAST REPORT)



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ITEM 5.  OTHER EVENTS.

         On June 19, 2001, D.I.Y. Home Warehouse, Inc. (the "Company") issued a press release announcing that its Board of Directors intends to cease ordinary business operations and commence an orderly disposition of its remaining assets. A copy of that press release is being filed herewith as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

EXHIBIT NO.                                 DESCRIPTION
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99.1              Press release of the Company dated June 19, 2001.



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                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be filed on its behalf by the undersigned, thereunto duly authorized.

                                            D.I.Y. Home Warehouse, Inc.


Dated:  June 25, 2001                       By: /s/ Clifford Reynolds
                                                 ------------------------------
                                             Name:   Clifford Reynolds
                                             Title:  President



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                                  EXHIBIT INDEX

EXHIBIT NO.                         DESCRIPTION



99.1                 Press release of the Company dated June 19, 2001.






















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